UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

June 19, 2013
Date of Report (Date of earliest event reported)

ROYAL BANCSHARES OF PENNSYLVANIA, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-26366	23-2812193
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

732 Montgomery Avenue, Narberth, Pennsylvania	19072
(Address of principal executive offices)	(Zip Code)

(610) 668-4700
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2013 annual meeting of shareholders of Royal Bancshares of Pennsylvania, Inc. (“Royal”) held on June 19, 2013, shareholders approved an amendment to Royal’s articles of incorporation to increase the number of shares of Class A common stock authorized for issuance from 20 million shares to 40 million shares.  The amendment to the articles of incorporation was effective upon filing articles of amendment with the Pennsylvania Department of State on June 25, 2013.  A copy of the amendment to Royal’s articles of incorporation to reflect the increase in the authorized shares of Class A common stock is included as Exhibit 3.1 hereto.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 19, 2013, Royal held its Annual Meeting of Shareholders for which the Board of Directors solicited proxies.  At the Annual Meeting, the shareholders of Royal voted on the following proposals described in the Proxy Statement dated May 21, 2013 (the “Proxy Statement”).

The proposals voted on and approved or disapproved by Royal’s shareholders at the Annual Meeting were as follows:

Proposal No. 1.  Royal’s shareholders elected three individuals to serve as Class II directors on the Board of Directors for a term of three years each and until their successors are elected and qualified, as set forth below:

Name	Votes For	Votes Withheld	Broker Non-Votes
Robert R. Tabas	23,922,172	480,658	2,691,002
Murray Stempel III	21,947,757	2,455,073	2,691,002
William R. Hartman	24,339,785	63,045	2,691,002

Proposal No. 2.  Royal’s shareholders ratified the appointment of ParenteBeard LLC, as Royal’s independent registered public accounting firm for the year ending December 31, 2013, as set forth below:

Votes For	Votes Against	Abstentions
27,019,600	47,892	26,340

Proposal No. 3.  Royal’s shareholders ratified a non-binding proposal to approve the executive compensation, as described in the Compensation Discussion and Analysis and the tabular disclosure (together with the accompanying narrative disclosure) regarding the named executive officers in Royal’s proxy statement, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,290,538	2,081,640	30,652	2,691,002

Proposal No. 4.  Royal’s shareholders approved an amendment to Royal’s amended and restated articles of incorporation to increase the number of authorized shares of Class A common stock from 20,000,000 to 40,000,000:

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,229,738	164,444	8,648	2,691,002

Proposal No. 5.  Royal’s shareholders approved a proposal to issue up to 11,666,667 shares of Class A common stock in a private placement as described in the Proxy Statement for purposes of Nasdaq Stock Market Rule 5635:

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,301,313	90,223	11,294	2,691,002

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

3.1	Article 4, as amended, of the Articles of Incorporation of Royal Bancshares of Pennsylvania, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL BANCSHARES OF PENNSYLVANIA, INC.

Dated: June 25, 2013

	By:	/s/ Robert A. Kuehl
Robert A. Kuehl
Chief Administrative Officer